Pension and Post-Retirement and Post-Employment Benefits	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Pension and Post-Retirement and Post-Employment Benefits	PENSION AND POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS
Hydro One has a Pension Plan, a DC Plan, a supplementary pension plan (Supplementary Plan), and post-retirement and post-employment benefit plans.
DC Plan
Hydro One established a DC Plan effective January 1, 2016. The DC Plan covers eligible management employees hired on or after January 1, 2016, as well as management employees hired before January 1, 2016 who were not eligible to join the Pension Plan as of September 30, 2015. Members of the DC Plan have an option to contribute 4%, 5% or 6% of their pensionable earnings, with matching contributions by Hydro One up to an annual contribution limit. There is also a Supplementary DC Plan that provides members of the DC Plan with employer contributions beyond the limitations imposed by the Income Tax Act (Canada) in the form of credits to a notional account. Hydro One contributions to the DC Plan for the year ended December 31, 2021 were $2 million (2020 - $2 million).
Pension Plan, Supplementary Plan, and Post-Retirement and Post-Employment Plans
The Pension Plan is a defined benefit contributory plan which covers eligible regular employees of Hydro One and its subsidiaries. The Pension Plan provides benefits based on highest three-year average pensionable earnings. For management employees who commenced employment on or after January 1, 2004, and for the Society of United Professionals (Society)-represented staff hired after November 17, 2005, benefits are based on highest five-year average pensionable earnings. After retirement, pensions are indexed to inflation. Membership in the Pension Plan was closed to management employees who were not eligible or had not irrevocably elected to join the Pension Plan as of September 30, 2015. These employees are eligible to join the DC Plan.
Company and employee contributions to the Pension Plan are based on actuarial reports, including valuations performed at least every three years, and actual or projected levels of pensionable earnings, as applicable. The most recent actuarial valuation was performed effective December 31, 2018 and filed on September 30, 2019. The new valuation is expected to be filed by no later than September 30, 2022, which may result in a change to the estimated contributions for 2022-2027. Total annual cash Pension Plan employer contributions for 2021 were $62 million (2020 - $57 million). Estimated annual Pension Plan employer contributions for the years 2022, 2023, 2024, 2025, 2026 and 2027 are approximately $93 million, $107 million, $111 million, $111 million, $113 million and $118 million respectively.
The Supplementary Plan provides members of the Pension Plan with benefits that would have been earned and payable under the Pension Plan beyond the limitations imposed by the Income Tax Act (Canada). The Supplementary Plan obligation is included with other post-retirement and post-employment benefit obligations on the consolidated balance sheets.
Hydro One recognizes the overfunded or underfunded status of the Pension Plan, and post-retirement and post-employment benefit plans (Plans) as an asset or liability on its consolidated balance sheets, with offsetting regulatory assets and liabilities as appropriate. The underfunded benefit obligations for the Plans, in the absence of regulatory accounting, would be recognized in AOCI. The impact of changes in assumptions used to measure pension and post-retirement benefit obligations is generally recognized over the expected average remaining service period of the employees and using the corridor approach for the post-retirement benefit plan. For post-employment benefit plan, the impact of changes in assumptions are recognized immediately in the net periodic benefit cost. The measurement date for the Plans is December 31.
The following tables provide the components of the unfunded status of the Company's Plans at December 31, 2021 and 2020:

	Pension Benefits		Post-Retirement and Post-Employment Benefits
Year ended December 31 (millions of dollars)	2021	2020	2021	2020
Change in projected benefit obligation
Projected benefit obligation, beginning of year	9,763	8,973	1,841	1,768
Current service cost	240	215	65	70
Employee contributions	61	56	—	—
Interest cost	257	284	51	57
Benefits paid	(392)	(381)	(47)	(45)
Net actuarial loss (gain)	(571)	465	(98)	(42)
Transfers from other plans[1,2]	—	151	34	33
Projected benefit obligation, end of year	9,358	9,763	1,846	1,841

Change in plan assets
Fair value of plan assets, beginning of year	8,103	7,848	—	—
Actual return on plan assets	834	425	—	—
Benefits paid	(392)	(381)	(47)	(45)
Employer contributions	62	57	47	45
Employee contributions	61	56	—	—
Administrative expenses	(23)	(22)	—	—
Transfers from other plans[1]	—	120	—	—
Fair value of plan assets, end of year	8,645	8,103	—	—

Unfunded status	713	1,660	1,846	1,841
1 In 2020, assets and liabilities associated with the Inergi LP Pension Plan and post-employment benefit plans were transferred to the Hydro One Pension Plan and post-employment benefit plans, related to the 2018 transfer of customer service operations employees to Hydro One.
[2] See below for information related to the transfer from other plans in 2021 as well as future transfers from other plans for employees transferred in 2021 and 2022.
Future Transfers from Other Plans
In January 2021, Hydro One and Inergi LP (Inergi) executed a letter of understanding (LOU) for the transfer of certain Inergi employees (Transferred Employees) to Hydro One Networks over a period of time. Employees related to the Information Technology Operations, Finance and Accounting, Payroll and certain Shared Services functions transferred over a period ending January 1, 2022. The Transferred Employees who are participants in the Inergi LP Pension Plan (Inergi Plan) became participants in the Hydro One Pension Plan upon transfer to Hydro One. Subject to all necessary regulatory approvals, the assets and liabilities of the Inergi Plan will transfer to the Plan. The values of assets and liabilities of the Inergi Plan to be transferred to the Plan will be determined at the date of transfer, which is expected to occur sometime in 2023. In accordance with the LOU, Inergi and Hydro One Networks also agreed to transfer OPEB liabilities related to the Transferred Employees to Hydro One’s post-retirement and post-employment benefit plans.
On March 1, 2021, Transferred Employees associated with information technology operations (ITO Employees) transferred to Hydro One Networks, and the transfer of the OPEB liability of $28 million related to the ITO Employees was completed. The liability was recorded as a post-retirement and post-employment benefit liability with an offset to OCL, and cash totaling
$27 million was transferred to Hydro One and recorded as an asset with an offset to OCI. Both, the OCI resulting from the transfer of the cash asset and the OCL resulting from the transfer of the other post-retirement benefit liability are being recognized in net income over the expected average remaining service lifetime (EARSL) of the ITO Employees.
On November 1, 2021, Transferred Employees associated with source to pay operations (S2P Employees) transferred to Hydro One Networks, and the transfer of the OPEB liability of $6 million related to the S2P Employees was completed. The liability was recorded as a post-retirement and post-employment benefit liability with an offset to OCL, and cash totaling $6 million was transferred to Hydro One and recorded as an asset with an offset to OCI. Both, the OCI resulting from the transfer of the cash asset and the OCL resulting from the transfer of the other post-retirement benefit liability are being recognized in net income over the EARSL of the S2P Employees.
The transfer of Finance and Accounting, Payroll and certain Shared Services functions occurred on January 1, 2022 and the transfer of the OPEB liability will be recorded in the first quarter of 2022.
Hydro One presents its benefit obligations and plan assets net on its consolidated balance sheets as follows:

	Pension Benefits		Post-Retirement and Post-Employment Benefits
As at December 31 (millions of dollars)	2021	2020	2021	2020
Other assets[1]	10	6	—	—
Accrued liabilities	—	—	62	60
Pension benefit liability	713	1,660	—	—
Post-retirement and post-employment benefit liability	—	—	1,784	1,781
Net unfunded status	703	1,654	1,846	1,841
[1] Represents the funded status of HOSSM defined benefit pension plan.
The funded or unfunded status of the Plans refers to the difference between the fair value of plan assets and the PBO for the Plans. The funded/unfunded status changes over time due to several factors, including contribution levels, assumed discount rates and actual returns on plan assets.
The following table provides the PBO, accumulated benefit obligation (ABO) and fair value of plan assets for the Pension Plan:

As at December 31 (millions of dollars)	2021	2020
PBO	9,358	9,763
ABO	8,451	8,817
Fair value of plan assets	8,645	8,103
On an ABO basis, the Pension Plan was funded at 102% at December 31, 2021 (2020 - 92%). On a PBO basis, the Pension Plan was funded at 92% at December 31, 2021 (2020 - 83%). The ABO differs from the PBO in that the ABO includes no assumption about future compensation levels.
Components of Net Periodic Benefit Costs
The following table provides the components of the net periodic benefit costs for the years ended December 31, 2021 and 2020 for the Pension Plan:

Year ended December 31 (millions of dollars)	2021	2020
Current service cost	240	215
Interest cost	257	284
Expected return on plan assets, net of expenses	(430)	(450)
Prior service cost amortization	2	2
Amortization of actuarial losses	125	95
Net periodic benefit costs	194	146

Charged to results of operations[1]	26	24
[1]    The Company accounts for pension costs consistent with their inclusion in OEB-approved rates. During the year ended December 31, 2021, pension costs of $73 million (2020 - $68 million) were attributed to labour, of which $26 million (2020 - $24 million) was charged to operations, and $47 million (2020 - $44 million) was capitalized as part of the cost of property, plant and equipment and intangible assets.
The following table provides the components of the net periodic benefit costs for the years ended December 31, 2021 and 2020 for the post-retirement and post-employment benefit plans:

Year ended December 31 (millions of dollars)	2021	2020
Current service cost	65	70
Interest cost	51	57
Prior service cost amortization	7	2
Amortization of actuarial losses	(2)	5
Net periodic benefit costs	121	134

Charged to results of operations[1,2]	63	71
[1]    The Company accounts for post-retirement and post-employment costs consistent with their inclusion in OEB-approved rates. During the year ended December 31, 2021, post-retirement and post-employment costs of $121 million (2020 - $133 million) were attributed to labour, of which $63 million (2020 - $71 million) was charged to operations, $14 million (2020 - $17 million) was recorded in the Hydro One Networks distribution post-retirement and post-employment benefits non-service cost regulatory asset, and $44 million (2020 - $45 million) was capitalized as part of the cost of property, plant and equipment and intangible assets.
2     In the 2020-2022 Transmission Decision, the OEB approved the recovery of the non-service cost component of post-retirement and post-employment benefits as part of operation, maintenance and administration costs for the Company's transmission business. These costs were previously capitalized and recovered through rate base. As a result, during the year ended December 31, 2021, additional other post-retirement and post-employment costs of $14 million (2020 - $22 million) attributed to labour were charged to operations.
Assumptions
The measurement of the obligations of the Plans and the costs of providing benefits under the Plans involves various factors, including the development of valuation assumptions and accounting policy elections. When developing the required assumptions, the Company considers historical information as well as future expectations. The measurement of benefit obligations and costs is impacted by several assumptions including the discount rate applied to benefit obligations, the long-term expected rate of return on plan assets, Hydro One’s expected level of contributions to the Plans, the incidence of mortality, the expected remaining service period of plan participants, the level of compensation and rate of compensation increases, employee age, length of service, and the anticipated rate of increase of health care costs, among other factors. The impact of changes in assumptions used to measure the obligations of the Plans is generally recognized over the expected average remaining service period of the plan participants. In selecting the expected rate of return on plan assets, Hydro One considers historical economic indicators that impact asset returns, as well as expectations regarding future long-term capital market performance, weighted by target asset class allocations. In general, equity securities, real estate and private equity investments are forecasted to have higher returns than fixed-income securities.
The following weighted average assumptions were used to determine the benefit obligations at December 31, 2021 and 2020:

	Pension Benefits		Post-Retirement and Post-Employment Benefits
Year ended December 31	2021	2020	2021	2020
Significant assumptions:
Weighted average discount rate	3.00%	2.60%	3.00%	2.60%
Rate of compensation scale escalation (long-term)	2.25%	2.25%	2.25%	2.25%
Rate of cost of living increase	1.75%	1.75%	1.75%	1.75%
Rate of increase in health care cost trends[1]	—	—	3.97%	3.70%
[1] 4.88% per annum in 2022, grading down to 3.97% per annum in and after 2031 (2020 - 4.74% per annum in 2021, grading down to 3.70% per annum in and after 2031)
The following weighted average assumptions were used to determine the net periodic benefit costs for the years ended December 31, 2021 and 2020. Assumptions used to determine current year-end benefit obligations are the assumptions used to estimate the subsequent year’s net periodic benefit costs.

Year ended December 31	2021	2020
Pension Benefits:
Weighted average expected rate of return on plan assets	5.40%	5.75%
Weighted average discount rate	2.60%	3.10%
Rate of compensation scale escalation (long-term)	2.25%	2.50%
Rate of cost of living increase	1.75%	2.00%
Average remaining service life of employees (years)	14	15

Post-Retirement and Post-Employment Benefits:
Weighted average discount rate	2.60%	3.10%
Rate of compensation scale escalation (long-term)	2.25%	2.50%
Rate of cost of living increase	1.75%	2.00%
Average remaining service life of employees (years)	15.3	15.5
Rate of increase in health care cost trends[1]	3.70%	4.04%
[1] 4.74% per annum in 2021, grading down to 3.70% per annum in and after 2031 (2020 - 5.09% per annum in 2020, grading down to 4.04% per annum in and after 2031)
The discount rate used to determine the current year pension obligation and the subsequent year’s net periodic benefit costs is based on a yield curve approach. Under the yield curve approach, expected future benefit payments for each plan are discounted by a rate on a third-party bond yield curve corresponding to each duration. The yield curve is based on “AA” long-term corporate bonds. A single discount rate is calculated that would yield the same present value as the sum of the discounted cash flows.
The following approximate life expectancies were used in the mortality assumptions to determine the PBO for the pension and post-retirement and post-employment plans at December 31, 2021 and 2020:

As at December 31	2021	2020
Life expectancy at age 65 for a member currently at:	(years)	(years)
Age 65 - male	23	22
Age 65 - female	25	25
Age 45 - male	24	23
Age 45 - female	26	26
Estimated Future Benefit Payments
At December 31, 2021, estimated future benefit payments to the participants of the Plans were:

(millions of dollars)	Pension Benefits	Post-Retirement and Post-Employment Benefits
2022	362	64
2023	369	65
2024	375	66
2025	379	66
2026	383	68
2027 through to 2031	1,962	345
Total estimated future benefit payments through to 2031	3,830	674
Components of Regulatory Accounts
A portion of actuarial gains and losses and prior service costs is recorded within regulatory accounts on Hydro One’s consolidated balance sheets to reflect the expected regulatory inclusion of these amounts in future rates, which would otherwise be recorded in OCI. These amounts are reflected in the following table:

Year ended December 31 (millions of dollars)	2021	2020
Pension Benefits:
Actuarial (gain) loss for the year	(891)	536
Prior service cost for the year	—	31
Amortization of actuarial losses	(124)	(95)
Amortization of prior service cost	(2)	(2)
	(1,017)	470

Post-Retirement and Post-Employment Benefits:
Actuarial gain for the year	(91)	(44)
Amortization of actuarial losses	(3)	(2)
	(94)	(46)
The following table provides the components of regulatory accounts that have not been recognized as components of net periodic benefit costs for the years ended December 31, 2021 and 2020:

Year ended December 31 (millions of dollars)	2021	2020
Pension Benefits:
Actuarial loss	713	1,660

Post-Retirement and Post-Employment Benefits:
Actuarial (gain) loss	(33)	59

Pension Plan Assets
Investment Strategy
On a regular basis, Hydro One evaluates its investment strategy to ensure that Pension Plan assets will be sufficient to pay Pension Plan benefits when it comes due. As part of this ongoing evaluation, Hydro One may make changes to its targeted asset allocation and investment strategy. The Pension Plan is managed at a net asset level. The main objective of the Pension Plan is to sustain a certain level of net assets in order to meet the pension obligations of the Company. The Pension Plan fulfils its primary objective by adhering to specific investment policies outlined in its Statement of Investment Policies and Procedures (SIPP), which is reviewed and approved annually by the Human Resource Committee of Hydro One’s Board of Directors. The Company manages net assets by engaging external investment managers who are charged with the fiduciary responsibility of investing existing funds and new funds (current year’s employee and employer contributions) in accordance with the approved SIPP. The performance of the underlying investment managers is monitored through a governance structure. Increases in net assets are a direct result of investment income generated by investments held by the Pension Plan and contributions to the Pension Plan by eligible employees and by the Company. The main use of net assets is for benefit payments to eligible Pension Plan members.
Pension Plan Asset Mix
At December 31, 2021, the Pension Plan actual weighted average, target, and range asset allocations were as follows:

	Actual (%)	Target Allocation (%)	Range Allocation (%)
Equity securities	51	40	25 - 55
Debt securities	33	35	30 - 40
Real Estate and Infrastructure	16	25	0 - 35
	100	100
At December 31, 2021, the Pension Plan held $22 million (2020 - $23 million) Hydro One corporate bonds and $603 million (2020 - $565 million) of debt securities of the Province of Ontario (Province).
Concentrations of Credit Risk
Hydro One evaluated its Pension Plan’s asset portfolio for the existence of significant concentrations of credit risk as at December 31, 2021 and 2020. Concentrations that were evaluated include, but are not limited to, investment concentrations in a single entity, concentrations in a type of industry, and concentrations in individual funds. At December 31, 2021 and 2020, there were no significant concentrations (defined as greater than 10% of plan assets) of risk in the Pension Plan’s assets.
The Pension Plan's Statement of Investment Beliefs and Guidelines provides guidelines and restrictions for eligible investments taking into account credit ratings, maximum investment exposure and other controls in order to limit the impact of this risk. The Pension Plan manages its counterparty credit risk with respect to bonds by investing in investment-grade and government bonds and with respect to derivative instruments by transacting only with highly rated financial institutions, and also by ensuring that exposure is diversified across counterparties. The risk of default on transactions in listed securities is considered minimal, as the trade will fail if either party to the transaction does not meet its obligation.
Fair Value Measurements
The following tables present the Pension Plan assets and liabilities measured and recorded at fair value on a recurring basis and their level within the fair value hierarchy at December 31, 2021 and 2020:

As at December 31, 2021 (millions of dollars)	Level 1	Level 2	Level 3	Total
Pooled funds	—	21	1,937	1,958
Cash and cash equivalents	144	—	—	144
Short-term securities	—	86	—	86
Derivative instruments	—	2	—	2
Corporate shares - Canadian	167	—	—	167
Corporate shares - Foreign	3,412	258	—	3,670
Bonds and debentures - Canadian	—	2,491	—	2,491
Bonds and debentures - Foreign	—	97	—	97
Total fair value of plan assets[1]	3,723	2,955	1,937	8,615

Derivative instruments	—	1	—	1
Total fair value of plan liabilities[1]	—	1	—	1
1 At December 31, 2021, the total fair value of Pension Plan assets and liabilities excludes $39 million of interest and dividends receivable, $5 million of pension administration expenses payable, $2 million of taxes payable, $4 million payable to participants, $6 million of sold investments receivable, and $3 million of purchased investments payable.

As at December 31, 2020 (millions of dollars)	Level 1	Level 2	Level 3	Total
Pooled funds	—	21	1,429	1,450
Cash and cash equivalents	163	—	—	163
Short-term securities	—	175	—	175
Derivative instruments	—	2	—	2
Corporate shares - Canadian	142	—	—	142
Corporate shares - Foreign	3,335	209	—	3,544
Bonds and debentures - Canadian	—	2,499	—	2,499
Bonds and debentures - Foreign	—	96	—	96
Total fair value of plan assets[1]	3,640	3,002	1,429	8,071

Derivative instruments	—	1	—	1
Total fair value of plan liabilities[1]	—	1	—	1
1 At December 31, 2020, the total fair value of Pension Plan assets and liabilities excludes $39 million of interest and dividends receivable, $6 million of pension administration expenses payable, $2 million of taxes payable, $6 million payable to participants, $17 million of sold investments receivable, and $9 million of purchased investments payable.
See Note 18 - Fair Value of Financial Instruments and Risk Management for a description of levels within the fair value hierarchy.
Changes in the Fair Value of Financial Instruments Classified in Level 3
The following table summarizes the changes in fair value of financial instruments classified in Level 3 for the years ended December 31, 2021 and 2020. The Pension Plan classifies financial instruments as Level 3 when the fair value is measured based on at least one significant input that is not observable in the markets or due to lack of liquidity in certain markets. The gains and losses presented in the table below could, therefore, include changes in fair value based on both observable and unobservable inputs. The Level 3 financial instruments are comprised of pooled funds whose valuations are provided by the investment managers. Sensitivity analysis is not provided as the underlying assumptions used by the investment managers are not available.

Year ended December 31 (millions of dollars)	2021	2020
Fair value, beginning of year	1,429	1,079
Realized and unrealized gains	307	97
Purchases	308	288
Sales and disbursements	(107)	(35)
Fair value, end of year	1,937	1,429
There were no significant transfers between any of the fair value levels during the years ended December 31, 2021 and 2020.
Valuation Techniques Used to Determine Fair Value
Pooled funds mainly consist of private equity, real estate infrastructure and private debt investments. Private equity investments represent private equity funds that invest in operating companies that are not publicly traded on a stock exchange. Investment strategies in private equity include limited partnerships in businesses that are characterized by high internal growth and operational efficiencies, venture capital, leveraged buyouts and special situations such as distressed investments. Real estate and infrastructure investments represent funds that invest in real assets which are not publicly traded on a stock exchange. Investment strategies in real estate include limited partnerships that seek to generate a total return through income and capital growth by investing primarily in global and Canadian limited partnerships. Investment strategies in infrastructure include limited partnerships in core infrastructure assets focusing on assets that are expected to generate stable, long-term cash flows and deliver incremental returns relative to conventional fixed-income investments. Private equity, real estate and infrastructure valuations are reported by the fund manager and are based on the valuation of the underlying investments which includes inputs such as cost, operating results, discounted future cash flows and market-based comparable data. Private debt valuations are reported by the fund manager. Private debt is credit that is extended to companies on a bilaterally negotiated basis. It is not readily marketable and takes a wide range of forms, such as senior secured and unsecured loans, infrastructure project financing, investments secured by real estate assets, and securitized lease/loan obligations supported by a pool of assets. Since these valuation inputs are not highly observable, private equity, real estate infrastructure and private debt investments have been categorized as Level 3 within pooled funds.
Cash equivalents consist of demand cash deposits held with banks and cash held by the investment managers. Cash equivalents are categorized as Level 1.
Short-term securities are valued at cost plus accrued interest, which approximates fair value due to their short-term nature. Short-term securities are categorized as Level 2.
Derivative instruments are used to hedge the Pension Plan’s foreign currency exposure back to Canadian dollars. The notional principal amount of contracts outstanding as at December 31, 2021 was $414 million (2020 - $423 million), the most significant currencies being hedged against the Canadian dollar are the United States dollar, euro, British pound sterling, Swedish krona and Japanese yen. The net realized gain on contracts for the year ended December 31, 2021 was $2 million (2020 - $8 million net realized loss). The terms to maturity of the forward exchange contracts at December 31, 2021 are within three months. The fair value is determined using standard interpolation methodology primarily based on the World Markets exchange rates. Derivative instruments are categorized as Level 2.
Corporate shares are valued based on quoted prices in active markets and are categorized as Level 1. Corporate shares which are valued based on quoted prices in active markets, but held within a pension investment holding company, are categorized as Level 2. Investments denominated in foreign currencies are translated into Canadian currency at year-end rates of exchange.
Bonds and debentures are presented at published closing trade quotations, and are categorized as Level 2.